SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported) June 9, 2006
MELLON BANK, N.A.
(Originator of Mellon Bank Premium Finance Loan Master Trust)
(Exact name of Registrant as specified in its charter)

United States	333-113957-02 and 333-116609-02	25-0659306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)
One Mellon Center
Pittsburgh, Pennsylvania 15258
(412) 234-5000
(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)
N/A
(Former name or former address, if changed since last report)
MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST
(Exact name of Registrant as specified in its charter)

New York	333-113957-01 and 333-116609-01	51-0015912
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)
One Mellon Center
Pittsburgh, Pennsylvania 15258
(412) 234-5000
(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)
N/A
(Former name or former address, if changed since last report)
MELLON PREMIUM FINANCE LOAN OWNER TRUST
(Exact name of Registrant as specified in its charter)

Delaware	333-113957-03 and 333-116609-03	51-6522553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)
c/o Chase Manhattan Bank, USA, National Association
1201 N. Market Street
Wilmington, DE 19801
(302) 428-3372
(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)
N/A
(Former name or former address, if changed since last report)
MELLON BANK PFL MASTER NOTE TRUST
(Exact name of Registrant as specified in its charter)

Delaware	333-113957 and 333-116609	51-6522553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)
One Mellon Center
Pittsburgh, Pennsylvania 15258
(412) 234-5000
(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)
N/A
(Former name or former address, if changed since last report)
Carl Krasik, Esq.
Mellon Financial Corporation
Suite 1910
500 Grant Street
Pittsburgh, Pennsylvania 15258-0001
(412) 234-5222
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
                 The Registrant hereby incorporates by reference the information contained in Exhibit 20 hereto in response to this Item 8.01.
Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits
20. Monthly Noteholders Statement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELLON BANK, N.A., as Registrant

By:	/s/ Michael A. Bryson

	Name:	Michael A. Bryson
	Title:	Executive Vice President & Chief Financial Officer

MELLON PREMIUM FINANCE LOAN OWNER TRUST, as Registrant
By: Mellon Bank, N.A., as Administrator

By:	/s/ Michael A. Bryson

	Name:	Michael A. Bryson
	Title:	Executive Vice President & Chief Financial Officer

MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST, as Registrant
By: MELLON BANK, N.A., as Administrator

By:	/s/ Michael A. Bryson

	Name:	Michael A. Bryson
	Title:	Executive Vice President & Chief Financial Officer

MELLON BANK PFL MASTER NOTE TRUST, as Registrant
By: MELLON BANK, N.A., as Administrator

By:	/s/ Michael A. Bryson

	Name:	Michael A. Bryson
	Title:	Executive Vice President & Chief Financial Officer
Dated: June 9, 2006

INDEX OF EXHIBITS

Exhibit No.	Document Description	Method of Filing
20	Monthly Noteholders Statement	Filed herewith